                                                                    EXHIBIT 99.4


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen A. Snider, Ernie L. Danner, Richard W. FitzGerald and Mark L. Carlton, or any one of them, and any agent for service named in this Registration Statement and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, their, or his or her, substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 30, 2001.

                        NAME                                                    TITLE
                        ----                                                    -----

                                                           President and Director (Principal Executive Officer)
--------------------------------------------------
                 Stephen A. Snider


                                                           Senior Vice President and Chief Financial Officer
--------------------------------------------------         (Principal Financial and Accounting Officer)
               Richard W. FitzGerald


                                                           Director
--------------------------------------------------
                  Thomas C. Case


                                                           Director
--------------------------------------------------
                  John K. Castle


                                                           Director
--------------------------------------------------
                  Ernie L. Danner


                                                           Director
--------------------------------------------------
              Bernard J. Duroc-Danner


                                                           Director
--------------------------------------------------
                  Uriel E. Dutton


                                                           Director
--------------------------------------------------
                  Curtis W. Huff


                                                           Director
--------------------------------------------------
                    C. Kent May


                                                           Director
--------------------------------------------------
               William M. Pruellage


                                                           Director
--------------------------------------------------
                 Edmund P. Segner


                 /s/ SAMUEL URCIS                          Director          Date:     December 2, 2001
--------------------------------------------------                                 -------------------------
                   Samuel Urcis